UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2004

RADNOR HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-19495	23-2674715
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 300 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-341-9600

Item 9. Regulation FD Disclosure.

A conference call to discuss Radnor Holdings Corporation’s second quarter 2004 financial results will be held Thursday, August 5, 2004 at 11:00 a.m. EDT. The call in number is 888-343-2168. If you are unable to be with us on August 5th, a replay will be available shortly after the call ends until September 4, 2004 at 1:00 p.m. EDT. Please dial 800-633-8284, access code 21203540. A copy of the Company’s Form 10-Q for the fiscal quarter ended June 25, 2004 will be available on the Company’s website, www.RadnorHoldings.com, prior to the conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADNOR HOLDINGS CORPORATION

Dated: August 3, 2004	By:	/s/ Michael T. Kennedy
Michael T. Kennedy
Chairman of the Board and Chief Executive Officer

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